                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PALM HARBOR HOMES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

     (2)      Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

     (3)      Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                              --------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     (5)      Total fee paid: $
                               -------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount previously paid:

     ---------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement no.:

     ---------------------------------------------------------------------------
     (3)      Filing Party:

     ---------------------------------------------------------------------------
     (4)      Date Filed:

     ---------------------------------------------------------------------------

                             PALM HARBOR HOMES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2002

To Our Shareholders:

         You are invited to attend the annual meeting of shareholders of Palm Harbor Homes, Inc. which will be held at the Colonnade Conference Center, 15303 Dallas Parkway, Addison, Texas, on Wednesday, June 26, 2002, at 10:00 a.m., Dallas time. The purpose of the meeting is to vote on the following proposals:

         PROPOSAL 1:       To elect eight directors to serve for a one year
                           term, and until their successors are duly elected and qualified.

         PROPOSAL 2:       To ratify the selection of Ernst & Young LLP as
                           independent auditors for the fiscal year ending March
                           28, 2003.

         PROPOSAL 3:       To transact any other business that may properly be
                           brought before the annual meeting or any adjournments thereof.

         The board of directors has fixed the close of business on May 13, 2002 as the record date for determining shareholders entitled to receive notice of and to vote at the annual meeting. A form of proxy card and a copy of our Annual Report to Shareholders for the fiscal year ended March 29, 2002 are enclosed with this notice of annual meeting and proxy statement. You may also vote by phone or via the Internet by following the steps detailed on the proxy card.

         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, OR VOTE BY PHONE OR VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST COMPANY, IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.



                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ KELLY TACKE

                                       Kelly Tacke,
                                       Chief Financial Officer,
                                       Vice President - Finance and Secretary

May 31, 2002
Addison, Texas

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2002

                                   ----------

PALM HARBOR HOMES, INC.
15303 DALLAS PARKWAY, SUITE 800
ADDISON, TEXAS 75001

         The board of directors is soliciting proxies to be used at the 2002 annual meeting of shareholders to be held at the Colonnade Conference Center, 15303 Dallas Parkway, Addison, Texas, on Wednesday, June 26, 2002, at 10:00 a.m., Dallas time. This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended March 29, 2002 are first being mailed to shareholders on or about May 31, 2002. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

WHO CAN VOTE

         Only shareholders of record as of the close of business on May 13, 2002 are entitled to notice of and to vote at the annual meeting. As of May 13, 2002, we had 22,949,372 outstanding shares of common stock, our only outstanding voting security. Each shareholder of record of our common stock on the record date is entitled to one vote on each matter properly brought before the annual meeting for each share of common stock held. IF YOU HOLD SHARES OF OUR COMMON STOCK THROUGH ANY OF OUR STOCK PURCHASE OR SAVINGS PLANS, YOU WILL RECEIVE VOTING INSTRUCTIONS FROM THE PLANS' ADMINISTRATOR. PLEASE SIGN AND RETURN THOSE INSTRUCTIONS PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

         In accordance with our bylaws, a list of shareholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time at our offices located at 15303 Dallas Parkway, Suite 800, Addison, Texas.

HOW YOU CAN VOTE

         Shareholders cannot vote at the annual meeting unless they are present in person or represented by proxy. After you have reviewed the information contained in this proxy statement, please take a moment to read the instructions and choose the way to vote that you find most convenient and cast your vote as soon as possible. You may vote by completing and returning the enclosed proxy. Your proxy will be voted in accordance with your instructions. Alternatively, if you are a shareholder of record (that is, if your stock is registered with the company in your own name), you may vote by telephone or electronically through the Internet by following the instructions set forth on your proxy. The deadline for voting by telephone or electronically through the Internet as a shareholder of record is 3:00 p.m., Dallas time, on June 25, 2002. Valid proxies will be voted at the annual meeting and at any adjournments of the annual meeting as you direct in the proxy.

         You may revoke your proxy or otherwise change your vote at any time before it is exercised by:

         o delivering a written notice of revocation to our Secretary, Kelly Tacke, at Palm Harbor Homes, Inc., 15303 Dallas Parkway, Suite 800, Addison, Texas 75001;

         o        timely delivering a properly executed, later-dated proxy;

         o submitting a later-dated vote by telephone or via the Internet; or

         o        voting in person at the annual meeting.

         Voting by proxy or via the Internet will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If you submit a proxy and no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted in favor of proposals one and two. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment. As of the date of mailing of this proxy statement, we did not anticipate that any other matters would be raised at the annual meeting.

REQUIRED VOTE

         The presence, in person or represented by proxy, of the holders of a majority of our outstanding common stock (11,704,179 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the shareholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         A plurality of the votes duly cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker non-votes are not counted for purposes of the election of directors. All of the nominees for director, served as our directors during the fiscal year ended March 29, 2002.

COST OF PROXY SOLICITATION

         The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. They will not be separately compensated for their services.

         In accordance with SEC regulations and the regulations of The Nasdaq Stock Market's National Market, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares of our common stock and soliciting proxies from them.

                           GOVERNANCE OF THE COMPANY

         Pursuant to the Florida Business Corporation Act, our articles of incorporation and our bylaws, our business, property and affairs are managed under the direction of the board of directors. During the fiscal year ended March 29, 2002, the board of directors held three meetings. Each director attended 100% of all meetings of the board of directors and each of the meetings of the committees on which such director served.

COMMITTEES OF THE BOARD OF DIRECTORS


                                                              COMPENSATION
        NAME                   BOARD    AUDIT COMMITTEE         COMMITTEE
        ----                   -----    ---------------       ------------
Lee Posey                       x*
Larry H. Keener                 x
Walter D. Rosenberg, Jr.        x
William R. Thomas               x                                  x
Frederick R. Meyer              x             x                    x
John H. Wilson                  x             x
A. Gary Shilling                x
Jerry D. Mallonee               x             x

----------

* Chairman

         During the fiscal year ended March 29, 2002, the board of directors had two ongoing committees: an audit committee and a compensation committee. The board of directors does not have a nominating committee.

         The audit committee consists of three non-employee directors. The functions of the audit committee include recommending to the board of directors the appointment of independent auditors, reviewing with the independent auditors both the plans for and the results of internal audits, approving the services provided by the independent auditors, reviewing the range of audit and non-audit fees and considering the adequacy of our internal accounting controls. The audit committee met three times during the fiscal year ended March 29, 2002.

         The compensation committee consists of two non-employee directors. The functions of the compensation committee include establishing the compensation of executive officers and administering management incentive compensation plans. The compensation committee met once during the fiscal year ended March 29, 2002.

COMPENSATION OF DIRECTORS

         During the fiscal year ended March 29, 2002, our non-employee directors received compensation as follows:

         Annual retainer fee.......................................................................... $8,000
         Fee for each board meeting attended (other than telephonic).................................. $2,000
         Fee for each committee meeting (other than those on the same day as board meeting)........... $  500

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers served as a member of the compensation committee of our board of directors. None of our executive officers served as a director of any other entity whose executive officer served as a member of our compensation committee.

                      REPORT OF THE COMPENSATION COMMITTEE

         The following Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

         Decisions on compensation of our executive officers are made by the two member compensation committee of the board of directors. Each member of the compensation committee is an outside director. None of the members of the compensation committee has ever been an officer or employee of Palm Harbor or any of its subsidiaries. The compensation committee, in consultation with the Chairman of the Board, is responsible for establishing the policies that govern compensation of executive officers and key employees at the corporate level.

         The goals of our compensation program are to attract, retain and motivate competent executive officers and key employees who have the experience and ability to contribute materially to our long-term success. Our compensation philosophy for our executive officers and key employees is predicated on base salaries which are in most instances below salaries for comparable industry positions and potential bonuses which, depending on our earnings performance in relation to pre-established base levels, may be relatively high or relatively low in comparison with bonus payments by companies of comparable size and type.

         Base salaries are determined by our compensation committee for each of the executive officers on an individual basis, taking into consideration the level of responsibility, individual contributions to our performance, length of tenure with us, compensation levels of comparable positions and internal equities among positions. In most instances, base salaries are set at subjectively-determined levels below base salaries paid to executives in similar positions in companies of comparable size in the same industry or similar industries. Effective March 27, 1999, the annual base salary of Lee Posey, our Chairman of the Board, was set at $400,000 pursuant to a compensation agreement which among other things established Mr. Posey's salary based on a minimum of 100 days of service in each of the first three years of the agreement and precluded Mr. Posey's participation in the corporate bonus plan. For the fiscal year ended March 29, 2002, Mr. Posey received a salary of $400,000. The base salary of our President and Chief Executive Officer, Larry H. Keener, was $200,000 for the fiscal year ended March 29, 2002, and is currently set at an annual rate of $200,000 for the fiscal year ending March 28, 2003. Bonuses for the fiscal year ended March 29, 2002 were determined on a discretionary basis authorized by the compensation committee.

         We do not have a stock option plan for our key employees and executive officers and have not had a stock option plan since our company was founded.

                                                  COMPENSATION COMMITTEE

                                                  William R. Thomas, Chairman
                                                  Frederick R. Meyer

                          REPORT OF THE AUDIT COMMITTEE

         The following audit committee report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act or under the Securities Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

         Pursuant to the audit committee charter adopted by the board of directors, the audit committee assists the board of directors in monitoring (1) the integrity of the financial statements of Palm Harbor, (2) the compliance by Palm Harbor with legal and regulatory requirements, and (3) the independence and performance of Palm Harbor's external auditors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The audit committee reviewed the audited annual financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The audit committee reviewed the audited annual financial statements with Ernst & Young LLP, Palm Harbor's independent auditors, who are responsible for expressing an opinion on the conformity of Palm Harbor's audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of Palm Harbor's accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In discharging its oversight responsibility as to the audit process, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Palm Harbor that might bear on Ernst & Young LLP's independence consistent with Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         The committee reviewed with Ernst & Young LLP the overall scope and plans for their audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of Palm Harbor's internal controls, and the overall quality of Palm Harbor's financial reporting. The committee held three meetings relating to the fiscal 2002 audit and financial statements.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 29, 2002 for filing with the SEC. The audit committee and the board of directors have also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 28, 2003.

         The full responsibilities of the audit committee are set forth in the audit committee's charter, which is reviewed and updated annually, adopted by the board of directors and is included as Appendix A to this proxy statement.

                                                                 AUDIT COMMITTEE

                                                     Jerry D. Mallonee, Chairman
                                                              Frederick R. Meyer
                                                                  John H. Wilson

                   SHARE OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                            DIRECTORS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of May 13, 2002 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each named executive officer, and
(4) all current directors and named executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. Except as otherwise noted, the individual or entity had sole voting and investment power as to shares shown or, in the case of the individual, the voting power is shared with the individual's spouse.

         Certain of the shares listed below are deemed to be owned beneficially by more than one shareholder under SEC rules.

                                                                AMOUNT AND NATURE OF
                    NAME                                      BENEFICIAL OWNERSHIP (1)          PERCENT OF CLASS
                    ----                                      ------------------------          ----------------
Lee Posey
15303 Dallas Parkway
Suite 800
Addison, Texas 75001                                                  4,392,843                        19.14%

Capital Southwest Corporation and
Capital Southwest Venture Corporation (2)
12900 Preston Road
Suite 700
Dallas, Texas 75230                                                   7,855,121                        34.23%

Larry H. Kenner (3)                                                     437,760                         1.91%

Kelly Tacke (4)                                                          56,881                          *

W.D. Rosenberg, Jr.                                                     213,624                          *

William R. Thomas (2) (5)                                               253,372                         1.10%

Frederick R. Meyer (6)                                                  105,116                          *

John H. Wilson (2)                                                        1,250                          *

Jerry D. Mallonee                                                         6,000                          *

A. Gary Shilling (7)                                                     51,832                          *

All directors  and executive  officers as a group (10
persons) (2)(3)(4)(5)(6)(7)                                           5,711,280                        24.89%


----------

* Beneficial ownership of less than 1% of the class is omitted.

(1) The information contained in this table with respect to common stock ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Mr. Thomas is President and Chairman of the Board of Capital Southwest Corporation and Capital Southwest Venture Corporation, both of which are our principal shareholders. Mr. Wilson is a member of the board of directors of Capital Southwest Corporation and Capital Southwest Venture Corporation. Mr. Thomas and Mr. Wilson may be deemed to share voting and investment power with respect to the shares of common stock beneficially owned by Capital Southwest Corporation and Capital Southwest Venture Corporation. Mr. Thomas and Mr. Wilson each have disclaimed beneficial ownership of such shares.

(3) Includes an aggregate of 122,270 shares owned by Mr. Keener's spouse and three daughters, over which shares he exercises voting and investment power.

(4) Includes 5,121 restricted shares received under the Fiscal Year 2003, 2002 and 2001 Long Term Incentive Plans, 2,401 shares of which are restricted until April 3, 2003, 1,361 shares of which are restricted until April 2, 2004, and 1,359 shares of which are restricted until April 1, 2005. All 5,121 shares may be currently voted by Ms. Tacke.

(5) Mr. Thomas has sole voting and investment power with respect to 113,282 shares personally held by Mr. Thomas. Mr. Thomas also has sole voting and investment power with respect to 80,674 shares held by a family partnership. Mr. Thomas is a trustee of certain trusts pursuant to employee stock ownership plans for employees of Capital Southwest Corporation and its wholly-owned subsidiaries owning 59,416 shares, with the power as one of three trustees to participate in the voting of such shares. Under the rules and regulations of the SEC, Mr. Thomas is deemed to be the beneficial owner of such 59,416 shares which are included in the shares owned by Mr. Thomas.

(6) Includes 48,829 shares owned by a family partnership over which Mr. Meyer exercises voting and investment power.

(7) Dr. Shilling is one of five members of an investment committee to participate in the voting and investment decisions relating to 25,794 shares owned by clients of A. Gary Shilling & Co., Inc. Under the rules and regulations of the SEC, Dr. Shilling is deemed to be the beneficial owner of 25,794 shares which are included in the shares owned by Dr. Shilling.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of holdings and transactions in our securities with the SEC and to furnish us with copies of all such reports. Based solely upon a review of the reports furnished to us with respect to the fiscal year ended March 30, 2001, we believe that all SEC filing requirements applicable to our directors and executive officers were satisfied.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

         At the annual meeting, eight directors will be elected by the shareholders to serve until their successors have been duly elected and qualified, or until the earliest of their death, resignation or retirement.

         The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. The board of directors has proposed the following nominees for election as directors at the annual meeting. Each of the nominees is currently a member of the board of directors.

NOMINEES

         LARRY H. KEENER, Director since 1995. Chief Executive Officer since June 1997 and President since June 1994. Chief Operating Officer from June 1994 to June 1997. Division President from June 1989 to May 1994. Director from 1980 to May 1994. Age: 52.

         JERRY D. MALLONEE. Retired from Arthur Andersen & Co. in December 1998 as the Tax Managing Partner of Pacific Northwest. Mr. Mallonee had been employed by Arthur Andersen from February 1967 until his retirement. Mr. Mallonee currently manages his personal investments. Age: 61.

         FREDERICK R. MEYER, Director since 1994. Chairman of the Board of Aladdin Industries LLC since July 1985. President and Chief Executive Officer of Aladdin Industries LLC from October 1995 to May 1999 and from May 1987 to September 1994. President of Tyler Technologies, Inc. from July 1983 to December 1986. Director of Southwest Securities Group, Inc. Age: 74.

         LEE POSEY, Chairman of the board of directors since December 1977. Chief Executive Officer from December 1977 to June 1997. President from December 1977 to December 1993. President of Redman Industries, Inc. from 1967 to 1977.
Age: 67.

         WALTER D. ROSENBERG, JR., Director since 1977. Managed his personal portfolio since June 1991. Chairman of the Board and Chief Executive Officer of Duro Metal Manufacturing Company, Inc. from December 1957 to June 1991. Age: 75.

         A. GARY SHILLING, Director since 1995. President of A. Gary Shilling & Co., Inc. since 1978. Senior Vice President and Chief Economist of White, Weld & Co., Inc. from 1972 to 1978. Director of Heartland Funds. Age: 65.

         WILLIAM R. THOMAS, Director since 1982 pursuant to an agreement among us, Capital Southwest Corporation and Capital Southwest Venture Corporation. Chairman of the Board since 1982 and President since 1980 of Capital Southwest Corporation. President of Capital Southwest Venture Corporation since 1980. Director of Alamo Group, Inc. and Encore Wire Corporation. Age: 73.

         JOHN H. WILSON, Director since 1994. President of U.S. Equity Corporation since 1983. Director of Capital Southwest Corporation and Encore Wire Corporation. Age: 59.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL ONE.

                               EXECUTIVE OFFICERS

         Our executive officers serve at the discretion of the board of directors and are appointed annually by the board of directors. Set forth below are the names, ages and positions of our executive officers.

           NAME                    AGE                     POSITION
           ----                    ---                     --------
      Lee Posey                    67          Chairman of the Board and Director
      Larry H. Keener              52          President, Chief Executive Officer and Director
      Kelly Tacke                  44          Chief Financial Officer, Vice President-Finance and Secretary

         Information concerning the business experience of Messrs. Posey and Keener is provided in "Proposal One: Election of Directors." Set forth below is a description of the background of Ms. Tacke. There is no family relationship between any of our directors or executive officers.

         KELLY TACKE has served as Vice President-Finance and Chief Financial Officer since October 1993, and as Secretary since March 1997. From August 1979 through September 1993, Ms. Tacke was employed by PricewaterhouseCoopers LLP where she most recently served as a Senior Audit Manager.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table summarizes the compensation paid by us for the fiscal years ended March 29, 2002, March 30, 2001 and March 31, 2000 to the Chief Executive Officer and the executive officers who received a total annual salary and bonus in excess of $100,000 in fiscal year ended March 29, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                              Long Term
                                                                                            Compensation
                                                          Annual Compensation (1)           ------------
         Name and               Fiscal              -----------------------------------      Restricted          All Other
    Principal Location           Year                Salary                     Bonus       Stock Awards       Compensation
    ------------------          ------              --------                 ----------     ------------       ------------
Lee Posey                        2002               $400,000                 $        0             --         $  6,624 (2)
Chairman of the Board            2001                400,000                          0             --            6,774 (2)
                                 2000                400,000                          0             --            6,751 (2)


Larry H. Keener                  2002                200,000                    496,831             --           11,100 (3)
President and Chief              2001                200,000                    432,431             --           11,250 (3)
Executive Officer                2000                200,000                    661,841             --           11,250 (3)

Kelly Tacke                      2002                100,000                    215,486       $ 27,888 (4)        5,100 (5)
Chief Financial Officer,         2001                100,000                    123,552         20,671 (4)        5,250 (5)
Vice President-Finance           2000                100,000                    201,736         36,915 (4)        4,540 (5)
and Secretary


----------

(1) The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits which are not shown because the aggregate incremental costs of these benefits to us for each officer did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for each such officer.

(2) Includes $5,100, $5,250 and $3,000 contributed in fiscal year 2002, 2001 and 2000, respectively, by us pursuant to the employee savings plan and $1,524, $1,524 and $3,751 paid in fiscal year 2002, 2001 and 2000, respectively, by us as a car allowance.

(3) Includes $5,100, $5,250 and $5,250 contributed in fiscal year 2002, 2001 and 2000, respectively, by us pursuant to the employee savings plan and $6,000 paid in fiscal year 2002, 2001 and 2000 by us as a car allowance.

(4) Represents an aggregate of 5,121 restricted shares of common stock as of March 29, 2002.

(5)      Represents contributions by us pursuant to the employee savings plan.

COMPENSATION ARRANGEMENTS

         Effective March 27, 1999, we entered into a compensation agreement with Lee Posey, our Chairman of the Board. The agreement is for a term of eight years. Mr. Posey will provide 100 days of service per year for three years and receive $400,000 per year for his services. He will provide 75 days of service per year for five years and receive $300,000 per year for his services. If the agreement terminates for any reason, Mr. Posey or his estate, as applicable, is entitled to receive a payment equal to the lesser of (1) $1,000,000 or (2) $16,667 multiplied by the remainder of 96 minus the number of months Mr. Posey provided services as an employee under the agreement. This agreement replaced an agreement between us and Mr. Posey entered into on April 1, 1995.

         Sections 162(m) of the Internal Revenue Code of 1986, as amended, enacted in 1993, precludes a public corporation from taking a deduction in 1994 or subsequent years for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers unless such compensation is performance-based compensation as defined in Section 162(m) of the Code. Our corporate bonus plan is a performance-based plan.

INDEMNIFICATION AGREEMENTS

         We have entered into indemnification agreements with certain of our officers and each of our directors, requiring us to indemnify such persons against judgments, claims, damages, losses and expenses incurred as a result of the fact that such officer or director, in his or her capacity as such, is made or threatened to be made a party to any suit or proceeding, to the maximum extent permitted by Florida law. The indemnification agreements provide for the advancement of expenses to such officers and directors in connection with any such suit or proceeding.

              LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

         Effective the 2000 fiscal year, we adopted a Long Term Incentive Plan. We have also adopted such a plan for fiscal 2001, 2002 and 2003. Each plan has a term of one year. All key employees and executive officers (excluding the chairman and the president) are eligible for consideration for grants under the plan. Subject to their continued employment, plan participants are entitled to receive shares of our common stock in an amount equivalent to 10% of the cash compensation that each participant received during the applicable fiscal year. The shares do not vest for three years. Accordingly, shares awarded under the fiscal year 2000 plan have vested.

                                                                         PERFORMANCE
                                        NUMBER OF SHARES             OR OTHER PERIOD UNTIL
                  NAME                  OF COMMON STOCK               MATURATION OR PAYOUT
                  ----                  ----------------             ---------------------
Kelly Tacke                                    2,401                     April 3, 2003 (1)
Chief Financial Officer, Vice                  1,361                     April 2, 2004 (1)
President-Finance and Secretary                1,359                     April 1, 2005 (1)

----------

(1) The shares of common stock issued under our fiscal year 2001, 2002 and 2003 long term incentive plan may not be transferred until they are fully vested. The grants of shares vest on the third anniversary of the date of grant. Recipients of stock grants under this plan have the right to currently vote these shares.

                                PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total returns for us, the Standard & Poor's MidCap 400 Composite Stock Index and our peer group, assuming the investment of $100 on July 31, 1995 (the date our common stock began trading) and the reinvestment of dividends. The companies in our peer group are as follows: Cavalier Homes, Inc., Champion Enterprises, Inc., Clayton Homes, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation and Skyline Corporation.

                                     1997       1998         1999        2000        2001         2002
                                     ----       ----         ----        ----        ----         ----
Palm Harbor Homes, Inc.               100        215          159         112         111          152
S & P MidCap 400 Index                100        149          150         207         192          213
Custom Peer Group                     100        173          109          64          63           87

         The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporation by reference of this proxy statement into any filing under the Securities Act or Securities Exchange Act, except to the extent that we specifically incorporate this graph by reference, and shall not otherwise be deemed filed under those Acts.

         There can be no assurance that our share performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predictions as to future share performance.

                                  PROPOSAL TWO
                      RATIFICATION OF INDEPENDENT AUDITORS

         Based upon the recommendation of the audit committee, the shareholders are urged to ratify the appointment by the board of directors of Ernst & Young LLP as independent auditors for the fiscal year ending March 28, 2003. Ernst & Young has served as our independent auditors since our inception and is familiar with our affairs and financial procedures.

         Aggregate Ernst & Young fees for the fiscal year ended March 29, 2002 were:

         Audit Fees.................................................................................$290,000
         Financial Information Systems Designs and Implementation Fees..............................$      0
         Employee Benefits Plan Fees................................................................$ 29,929
         All Other Fees.............................................................................$ 48,712(1)

----------

(1) The audit committee has considered whether the provision of these services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

         A representative of Ernst & Young is expected to be present at the annual meeting and will have an opportunity to make a statement, if he desires to do so, and to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the annual meeting in the year 2002, and who wishes to have the proposal included in our proxy statement and proxy for that meeting, must deliver the proposal to our corporate secretary, Kelly Tacke, at 15303 Dallas Parkway, Suite 800, Addison, Texas 75001 by January 22, 2003. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

         Any shareholder who intends to bring business before the annual meeting in the year 2003 in a form other than a shareholder proposal in accordance with the preceding paragraph must give written notice to our corporate secretary at the address set forth in the preceding paragraph on or before April 7, 2003.

                                  ANNUAL REPORT

         We have provided without charge a copy of the annual report to shareholders for fiscal year ended March 29, 2002 to each person being solicited by this proxy statement. UPON THE WRITTEN REQUEST BY ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, WE WILL PROVIDE WITHOUT CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC (EXCLUDING EXHIBITS, FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). All requests should be directed to: Kelly Tacke, Chief Financial Officer, Vice-President Finance and Secretary, at Palm Harbor Homes, Inc., 15303 Dallas Parkway, Suite 800, Addison, Texas 75001.

                             PALM HARBOR HOMES, INC.

         The undersigned shareholder of Palm Harbor Homes, Inc. does hereby nominate, constitute and appoint Kelly Tacke and Colleen Rogers, or either one of them, as Proxies, each with full power to appoint her substitute, to represent and vote all of the shares of Common Stock of Palm Harbor Homes, Inc. held of record by the undersigned at the Annual Meeting of shareholders to be held at 10:00 a.m. Dallas time on June 26, 2002 at The Colonnade Conference Center, 15303 Dallas Parkway, Addison, Texas, 75001, and at any adjournments thereof, as follows:

        (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON REVERSE SIDE)




                                                              ------------------
                                                                  SEE REVERSE
                                                                     SIDE
                                                              ------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                             PALM HARBOR HOMES, INC.

                                  JUNE 26, 2002



                            o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o
-----------------------------------------------------------------------------------------------------------------
      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.

                   FOR all nominees              WITHHOLD
                 listed at the right             AUTHORITY         NOMINEES:
               (except as marked below   to vote for all nominees    Larry H. Keener
                   to the contrary)           listed at right        Jerry D. Mallonee
1. ELECTION                                                          Frederick R. Meyer
   OF                   [ ]                        [ ]               Lee Posey
   DIRECTORS                                                         Walter D. Rosenberg, Jr.
                                                                     A. Gary Shilling
(INSTRUCTION: To withhold authority to vote for any                  William R. Thomas
individual nominee, strike a line through that                       John H. Wilson
nominee's name at right)

                                           FOR  AGAINST  ABSTAIN
2. RATIFICATION OF THE APPOINTMENT OF      [ ]    [ ]      [ ]
   ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
   MARCH 28, 2003.

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN
ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF A CHOICE IS NOT INDICATED WITH
RESPECT TO ITEMS (1) AND (2) ABOVE, THIS PROXY WILL BE VOTED "FOR" SUCH
PROPOSALS. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


(Signature of Shareholder(s))                                                   Dated:            , 2002
                             --------------------------------------------------       ------------
 NOTE: (Joint owners must each sign. Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.)
-----------------------------------------------------------------------------------------------------------------